SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): February 14, 2003

                             TRAVELSHORTS.COM, INC.

                                      d/b/a

                      SHARPS ELIMINATION TECHNOLOGIES, INC.
                 ------ --------------------------------------
             (Exact name of Registrant as specified in its charter)



         Washington                   0-31679             54-0231483
---------------------------------------------------------------------------
 (State or other jurisdiction (Commission File No.)    (IRS Employer
of incorporation)                                     Identification No.)


                         Suite 310, The Pemberton Bldg.
                            744 West Hastings Street
                            Vancouver, B.C. V6C 1A5
               ------------------------------------------------
            (Address of principal executive offices, including Zip Code)


        Registrant's telephone number, including area code: (303) 506-1633
                                                            ---------------


                          3235 W. 4th Avenue, Suite 101
                      Vancouver, British Columbia V6K 1R8
          (Former name or former address if changed since last report)

Item 4.  Change in Registrant's Certifying Accountant

      Effective February 14, 2003 the Company decided to replace (i.e. "dismissed") Manning Elliot, Chartered Accountants, ("Manning Elliott") with Spicer, Jefferies & Co. ("Spicer") as the Company's independent certified public accountants. Manning Elliott audited the Company's financial statements for the fiscal years ended March 31, 2002 and 2001. The reports of Manning Elliott for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the reports of Manning Elliott for these fiscal years was qualified with respect to uncertainty as to the Company's ability to continue as a going concern. During the Company's two most recent fiscal years and subsequent interim period ended February 14, 2003 there were no disagreements with Manning Elliott on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Manning Elliott would have caused it to make reference to such disagreements in its reports.

      The Company has authorized Manning Elliott to discuss any matter relating to the Company and its operations with Spicer.

      The change in the Company's auditors was recommended and approved by the board of directors of the Company. The Company does not have an audit committee.

      During the two most recent fiscal years and subsequent interim period ended February 14, 2003, the Company did not consult with Spicer regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

      Spicer has reviewed the disclosures contained in this 8-K report. The Company has advised Spicer that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or stating any reason why Spicer does not agree with any statements made by the Company in this report. Spicer has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.


Item 7.  Financial Statements, Exhibits and Pro Forma Financial Information

(a)   Not Applicable

(b)   Not Applicable

   (c)  Exhibits

      16.1 The letter from the Company former auditors confirming the information in Item 4 will be filed by amendment.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   February 17, 2003
                                          TRAVELSHORTS.COM, INC.

                                          d/b/a

                                          SHARPS ELIMINATION TECHNOLOGIES, INC.


                                          By: /s/ Kelly Fielder
                                              Kelly Fielder
                                              President